WisdomTree ICBCCS S&P China 500 Fund


 INVESTMENT ADVISORY AGREEMENT:

 Registrant incorporates by reference EX-99.(D)(5) of Form 485BPOS, dated and filed on December 18, 2017.
   (SEC Accession No. 0001193125-17-372292)


 SUB-ADVISORY AGREEMENT:

 Registrant incorporates by reference EX-99.(D)(10) of Form 485BPOS, dated and filed on December 18, 2017.
   (SEC Accession No. 0001193125-17-371721)



WisdomTree Balanced Income Fund

 INVESTMENT ADVISORY AGREEMENT:

 Registrant incorporates by reference EX-99.(D)(5) of Form 485BPOS, dated and filed on December 18, 2017.
   (SEC Accession No. 0001193125-17-372292)



 SUB-ADVISORY AGREEMENT:

 Registrant incorporates by reference EX-99.(D)(11) of Form 485BPOS, dated and filed on December 18, 2017.
   (SEC Accession No. 0001193125-17-372292)


 WAIVER AGREEMENT:

 Registrant incorporates by reference EX-99.(D)(28) of Form 485BPOS, dated and filed on December 21, 2017.
   (SEC Accession No. 0001193125-17-376402)



FEE WAIVER AGREEMENT:

WisdomTree Global Hedged SmallCap Dividend Fund

Registrant incorporates by reference EX-99.(D)(25) of Form 485BPOS, dated and filed on October 27, 2017.
   (SEC Accession No. 0001193125-17-322920)


WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund

Registrant incorporates by reference EX-99.(D)(26) of Form 485BPOS, dated and filed on October 27, 2017.
   (SEC Accession No. 0001193125-17-322920)


WisdomTree Dynamic Currency Hedged Europe Equity Fund
WisdomTree Dynamic Currency Hedged International Equity Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund WisdomTree Dynamic Currency Hedged Japan Equity Fund
WisdomTree Europe Domestic Economy Fund
WisdomTree Strong Dollar Emerging Markets Equity Fund
WisdomTree Fundamental U.S. Corporate Bond Fund
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund WisdomTree Dynamic Bearish U.S. Equity Fund
WisdomTree Dynamic Long/Short U.S. Equity Fund

Registrant incorporates by reference EX-99.(D)(27) of Form 485BPOS, dated and filed on October 27, 2017.
   (SEC Accession No. 0001193125-17-322920)